UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2003

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification Number

1-7297	Nicor Inc.	36-2855175
(An Illinois Corporation) 1844 Ferry Road Naperville, Illinois 60563-9600 (630) 305-9500

1-7296	Northern Illinois Gas Company	36-2863847
(Doing business as Nicor Gas Company) (An Illinois Corporation) 1844 Ferry Road Naperville, Illinois 60563-9600 (630) 983-8888

Item 5.	Other Events and Required FD Disclosure

On December 5, 2003, Northern Illinois Gas Company made available to investors a Prospectus Supplement dated December 4, 2003, which includes additional information about Northern Illinois Gas Company set forth under the heading “Recent Developments.”

Item 7.	Financial Statements and Exhibits

The following is furnished as an exhibit to this report:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.01	Prospectus Supplement, dated December 4, 2003

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NICOR INC.

By:	/s/ Kathleen L. Halloran

Kathleen L. Halloran Executive Vice President Finance and Administration

NICOR GAS COMPANY

By:	/s/ Kathleen L. Halloran

Kathleen L. Halloran Executive Vice President Finance and Administration

Date      December 5, 2003

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EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.01	Prospectus Supplement, dated December 4, 2003

4